October 30, 2017 Third Quarter 2017 Financial Results

October 30, 2017 1 Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs in a timely manner from its customers through regulated rates, including costs related to San Onofre and proposed spending on grid modernization; • decisions and other actions by the CPUC, the FERC, the NRC and other regulatory authorities, including determinations of authorized rates of return or return on equity, the outcome of San Onofre CPUC proceedings, and the 2018 GRC and delays in regulatory actions; • risks associated with higher rates for utility bundled service customers, caused by the authority of cities, counties and certain other public agencies to generate and/or purchase electricity for their local residents and businesses (known as Community Choice Aggregation or CCA), and other possible customer bypass or departure due to increased adoption of distributed energy resources or technological advancements in the generation, storage, transmission, distribution and use of electricity, and supported by public policy, government regulations and incentives; • risks inherent in SCE’s transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), and governmental approvals; • ability to obtain sufficient insurance, including insurance relating to SCE's nuclear facilities and wildfire-related liability, and to recover the costs of such insurance or in the absence of insurance the ability to recover uninsured losses; and • risks associated with the decommissioning of San Onofre, including those related to public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel, and cost overruns. Other important factors are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

October 30, 2017 2 EIX Strategy Should Produce Superior Value Sustained Earnings and Dividend Growth Led by SCE Electric-Led Clean Energy Future SCE Rate Base Growth Drives Earnings • 8.3% average annual rate base growth through 2020 at request level • SCE earnings should track rate base growth Constructive Regulatory Structure • Decoupling of electricity sales • Balancing accounts • Forward-looking ratemaking Sustainable Dividend Growth • Target dividend growth at higher than industry average within target payout ratio of 45-55% of SCE earnings EIX Vision • Lead transformation of the electric power industry • Focus on clean energy, efficient electrification, grid of the future and customers’ technology choice Wires-Focused SCE Strategy • Infrastructure replacement – safety and reliability • Grid modernization – California’s low- carbon goals • Operational excellence Edison Energy Group Strategy • Edison Energy - services for large commercial and industrial customers • SoCore Energy – commercial and community solar

Third Quarter Earnings Summary

		Q3 2017		Q3 2016(*)		Variance
Basic Earnings Per Share (EPS)						
SCE	$	1.43	$	1.34	$	0.09
EIX Parent & Other		0.01		(0.05)		0.06
Discontinued Operations		—		—		—
Basic EPS	**$**	**1.44**	**$**	**1.29**	**$**	**0.15**
Less: Non-core Items						
SCE	$	—	$	—	$	—
EIX Parent & Other		—		—		—
Discontinued Operations		—		—		—
Total Non-core	**$**	**—**	**$**	**—**	**$**	**—**
Core Earnings Per Share (EPS)						
SCE	$	1.43	$	1.34	$	0.09
EIX Parent & Other		0.01		(0.05)		0.06
Core EPS	**$**	**1.44**	**$**	**1.29**	**$**	**0.15**

Key SCE EPS Drivers			
Revenue [1,2]		$	0.18
- CPUC - Escalation	0.11		
- CPUC - Other	0.05		
- Other operating revenue	0.02		
Higher O&M			(0.01)
Higher net financing costs			(0.01)
- AFUDC (Equity & Debt)	0.02		
- Interest Expense	(0.03)		
Income tax [2]			(0.06)
Other			(0.01)
- Property and Other Taxes	(0.02)		
- Other Income and Expenses	0.01		
Total core drivers			0.09
Non-core items			—
Total		$	0.09

Key EIX EPS Drivers		
EIX parent — Income taxes and other	$	0.03
EEG — Income taxes and other		0.03
Total core drivers		0.06
Non-core items		—
Total	$	0.06

(*) 2016 earnings was updated to reflect the implementation of the accounting standard for share-based payments effective January 1, 2016
1. Excludes San Onofre revenue of ($0.01) which was offset by property taxes of $0.01
2. Excludes higher income tax benefits for incremental tax repair deductions, pole-loading program-based cost of removal and tax accounting method changes : $0.41

October 30, 2017 3 EDISON INTERNATIONAL

Year to Date Earnings Summary

		YTD 2017		YTD 2016(*)		Variance
Basic Earnings Per Share (EPS)						
SCE	$	3.44	$	3.21	$	0.23
EIX Parent & Other		(0.03)		(0.20)		0.17
Discontinued Operations		—		—		—
Basic EPS	**$**	**3.41**	**$**	**3.01**	**$**	**0.40**
Less: Non-core Items						
SCE	$	—	$	—	$	—
EIX Parent & Other[1]		—		0.01		(0.01)
Discontinued Operations		—		—		—
Total Non-core	**$**	**—**	**$**	**0.01**	**$**	**(0.01)**
Core Earnings Per Share (EPS)						
SCE	$	3.44	$	3.21	$	0.23
EIX Parent & Other		(0.03)		(0.21)		0.18
Core EPS	**$**	**3.41**	**$**	**3.00**	**$**	**0.41**

(*) 2016 earnings was updated to reflect the implementation of the accounting standard for share-based payments effective January 1, 2016

1. Impact of hypothetical liquidation at book value (HLBV) accounting method
2. Excludes higher income tax benefits for incremental tax repair deductions, pole-loading program-based cost of removal and tax accounting method changes of $0.46
3. Excludes San Onofre revenue of ($0.14), property taxes of $0.01, interest expense of $0.01 and income taxes of $0.12. The higher income tax benefits are primarily related to the San Onofre tax abandonment in 2017
4. Excludes lower income tax benefits of $0.24 due to refunds for incremental tax benefits related to 2012 - 2014 repair deductions in 2016

Key SCE EPS Drivers			
Revenue [2,3,4]		$	0.31
- CPUC - Escalation	0.33		
- CPUC - Other	0.02		
- FERC revenue	(0.06)		
- Other operating revenue	0.02		
Lower O&M			0.08
Higher depreciation			(0.06)
Higher net financing costs			(0.05)
- AFUDC (Equity & Debt)	0.02		
- Interest Expense	(0.07)		
Income taxes [2,4]			(0.05)
Other			—
- Property and Other Taxes	(0.03)		
- Other Operating Income	0.01		
- Other Income and Expenses	0.02		
Total core drivers		$	0.23
Non-core items			—
Total		$	0.23

Key EIX EPS Drivers			
EIX parent — Income taxes and other		$	0.14
EEG			0.04
- Buyout of an earn-out provision in 2016	0.04		
- SoCore Energy goodwill impairment in 2017	(0.03)		
- Income taxes and other	0.03		
Total core drivers		$	0.18
Non-core items[1]			(0.01)
Total		$	0.17

October 30, 2017 4

EDISON INTERNATIONAL

SCE Capital Expenditure Forecast – Request Level

($ billions)



Traditional Capital Spending:
Distribution
Transmission
Generation
Grid Modernization Capital Spending:
Grid Modernization[1]
$3.5
$3.7
$4.9
$5.0
$4.9
2016 (Actual)
2017
2018
2019
2020

	2016 (Actual)	2017	2018	2019	2020
Prior Forecast		$3.8	$4.9	$5.0	$4.9
Delta		*($0.1)*	-	-	-

$18.5 Billion Capital Program for 2017-2020

- Capital expenditure forecast incorporates GRC, FERC and non-GRC CPUC spending
  - Grid modernization spending of $1.8 billion during 2018 GRC period[1]
  - 2017 traditional capital spending incorporates 2015 GRC decision and FERC spending
  - Includes $107 million of non-GRC CPUC capital spending for mobile home pilot program and charge ready pilot in 2017
  - Excludes transportation electrification and Charge Ready Phase II
- Authorized/Actual may differ from forecast
  - Since the 2009 GRC, CPUC has approved 81%, 89%, and 92% of capital requested, respectively
  - SCE has no prior approval experience on grid modernization capital spending and, therefore, prior results may not be predictive
  - Forecasted FERC capital spending subject to timely receipt of permitting, licensing, and regulatory approvals

Note: Forecasted capital spending includes CPUC, FERC and other spending. 2018-2020 CPUC based on 2018 GRC request rebuttal testimony. See Capital Expenditure/Rate Base Detailed Forecast for further information, including potential investment excluded in forecasts. Delta represents change from July 2017 Business Update.

1. 2016 and 2017 capital expenditures related to grid modernization are included in distribution capital expenditures

October 30, 2017 5 EDISON INTERNATIONAL

October 30, 2017 6 SCE Rate Base Forecast – Request Level CPUC • Rate base based on request levels from 2018 GRC Rebuttal Testimony FERC • FERC rate base is approximately 20% of SCE’s rate base by 2020; includes Construction Work in Progress (CWIP) Other • No change from prior forecast • Excludes SONGS regulatory asset ($ billions) Note: Weighted-average year basis. 2016-2017 based on 2015 GRC decision. 2018-2020 CPUC based on 2018 GRC request rebuttal testimony, FERC based on latest forecast and current tax law, except “rate-base offset” for the 2015 GRC decision excluded because of write off of regulatory asset related to 2012-2014 incremental tax repairs. 4-year CAGR of 8.3% $24.9 $26.1 $29.2 $31.7 $34.3 2016 (Authorized) 2017 2018 2019 2020 Traditional Grid Modernization Prior Forecast $26.2 $29.3 $31.8 $34.3 Delta ($0.1) ($0.1) ($0.1) -

2017 EIX Earnings Per Share Guidance

2017 Earnings Per Share Guidance

	As of July 27, 2017			As of October 30, 2017		
	Low	Mid	High	Low	Mid	High
EIX Basic EPS	**$4.13**	**$4.23**	**$4.33**	**$4.27**	**$4.32**	**$4.37**
Less: Non-Core Items[1]	-	-	-	-	-	-
EIX Core EPS[2]	**$4.13**	**$4.23**	**$4.33**	**$4.27**	**$4.32**	**$4.37**

2017 Core Earnings Per Share Guidance – Building from SCE Rate Base



$4.05
0.38
• O&M, financing and other benefits - $0.35
• Energy efficiency - $0.03
(0.11)
• Holding Company - ($0.03)
• Edison Energy Group - ($0.05)
• SoCore Impairment – ($0.03)
$4.32
SCE 2017 EPS from Rate Base Forecast
SCE Variances
EIX Parent & Other
EIX 2017 Core EPS Midpoint Guidance

Key Assumptions

- SCE authorized rate base $26.1 billion
- Authorized CPUC capital structure - 48% equity and 10.45% ROE
- FERC ROE of 10.6% (including incentives)
- Energy efficiency earnings $0.03 per share
- SONGS settlement as currently approved by CPUC
- YTD incremental tax benefits from stock-based compensation and audit and return true-ups included:
  - ➢ SCE: $0.04 per share
  - ➢ EIX Parent & Other: $0.18 per share
- No change in tax policy
- 325.8 million common shares

On track to realize operational and service excellence targets with additional improvement attributable to tax benefits

1. There were $1 million of non-core items for the nine months ended September 30, 2017
2. See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix

October 30, 2017 7

EDISON INTERNATIONAL®

October 30, 2017 8 Other Third Quarter Finance Topics SCE CPUC Cost of Capital Mechanism • Filed Advice Letter for updated cost of debt and cost of preferred – total expected 2018 revenue requirement reduction of $73 million; approved by CPUC SCE FERC Formula Recovery Mechanism • SCE filed application on October 27th • Request includes: 1) Annual update to FERC revenue requirement and 2) 2018 FERC ROE of 10.80% including CAISO adder SCE Equity Ratio • 50.2% at September 30, on a 13-month average basis Financing Strategy • Target meeting SCE GRC financing needs with no new equity – use operating cash flow, retained earnings and capital markets financings • Normal course long-term debt and preferred stock financing • Temporary use of balance sheet to bridge funding if needed Q4 2017 Earnings Reporting Date February 20, 2018 (tentative) • 2018 guidance will be contingent on receiving a final decision on SCE’s 2018 General Rate Case CPUC Authorized Settlement Terms Capital Structure 2017 2018-2019 Common Equity 48% 10.45% 10.30% Preferred 9% 5.79% 5.82% Long-term Debt 43% 5.49% 4.98% Weighted Average Cost of Capital 7.90% 7.61%

October 30, 2017 9 Appendix

2016 Retrospectively Adjusted EPS by Quarter

	2016[1]	Q4	Q3	Q2	Q1
Earnings (loss) per share attributable to Edison International					
Continuing Operations					
SCE	$4.22	$1.01	$1.34	$0.98	$0.90
Edison International Parent & Other	(0.23)	(0.04)	(0.05)	(0.11)	(0.04)
Discontinued Operations	0.03	0.04	–	(0.01)	–
Edison International	**$4.02**	**$1.01**	**$1.29**	**$0.86**	**$0.86**
Less: Non-Core Items					
SCE	–	–	–	–	–
Edison International Parent & Other	0.02	–	–	0.01	0.01
Discontinued Operations	0.03	0.04	–	(0.01)	–
Total Non-Core Items	**$0.05**	**$0.04**	–	–	**$0.01**
Core Earnings (losses)					
SCE	4.22	1.01	1.34	0.98	0.90
Edison International Parent & Other	(0.25)	(0.04)	(0.05)	(0.12)	(0.05)
Edison International	**$3.97**	**$0.97**	**$1.29**	**$0.86**	**$0.85**

1. As a result of rounding, the total of the four quarters does not always equal the amount for the year

Note: Edison International and SCE adopted an accounting standard in the fourth quarter of 2016, effective January 1, 2016, which resulted in all of the tax effects related to share based payments being recorded through the income statement. Diluted EPS would have been, $1.00 for the fourth quarter of 2016, $1.27 for the third quarter of 2016, $0.85 for the second quarter of 2016 and $0.85 for the first quarter of 2016

October 30, 2017

10

EDISON INTERNATIONAL

October 30, 2017 11 Earnings Non-GAAP Reconciliations "Note: See Use of Non-GAAP Financial Measures. Earnings for second quarter and year-to-date 2016 were updated to reflect the implementation of the accounting standard for share- based payments effective January 1, 2016. ($ millions) Reconciliation of EIX GAAP Earnings to EIX Core Earnings SCE EIX Parent & Other Discontinued Operations Basic Earnings Non-Core Items SCE EIX Parent & Other Discontinued Operations Total Non-Core Core Earnings SCE EIX Parent & Other Core Earnings Earnings Attributable to Edison International $435 (14) − $421 $ − − − $ − $435 (14) $421 $465 5 − $470 $ – – – $ − $465 5 $470 Q3 2016 Q3 2017 $1,048 (65) (1) $982 $ − 5 (1) $4 $1,048 (70) $978 $1,121 (11) − $1,110 $ – 1 – $ 1 $1,121 (12) $1,109 YTD 2016 YTD 2017

October 30, 2017 12 SCE Core EPS Non-GAAP Reconciliations Basic EPS Non-Core Items Regulatory and tax items Write down, impairment and other charges Insurance recoveries Less: Total Non-Core Items Core EPS Reconciliation of SCE Basic Earnings Per Share to SCE Core Earnings Per Share 5% 5% $3.33 — — — — $3.33 $4.81 0.71 — — 0.71 $4.10 $2.76 — (1.12) — (1.12) $3.88 Note: See Use of Non-GAAP Financial Measures. $4.46 — (0.22) — (0.22) $4.68 $3.06 — (1.18) 0.04 (1.14) $4.20 Earnings Per Share Attributable to SCE CAGR2011 2012 2013 2014 2015 $4.22 — — — — $4.22 2016

October 30, 2017 13 Use of Non-GAAP Financial Measures Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings internally for financial planning and for analysis of performance. Core earnings are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the Company's performance from period to period. Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (or losses) are defined as earnings or losses attributable to Edison International shareholders less income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as: exit activities, including sale of certain assets, and other activities that are no longer continuing; asset impairments and certain tax, regulatory or legal settlements or proceedings. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President (626) 302-2540 sam.ramraj@edisonintl.com Allison Bahen, Senior Manager (626) 302-5493 allison.bahen@edisonintl.com